UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2008
LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 409-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
Ladenburg Thalmann Financial Services Inc. (“LTFS”) previously filed a Current Report on Form 8-K dated August 13, 2008 (the “Current Report”) and filed on August 14, 2008 with the Securities and Exchange Commission to report the acquisition of Triad Advisors, Inc. by way of merger. The purpose of this amendment to the Current Report is to include the financial statements required under Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited consolidated statement of financial condition of Triad Advisors, Inc. and subsidiaries (collectively, “Triad”) at December 31, 2007 and the audited consolidated statement of operations, statement of changes in shareholders’ equity and statement of cash flows of Triad for the year ended December 31, 2007 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.
The condensed consolidated statements of financial condition of Triad at June 30, 2008 (unaudited) and December 31, 2007 and the unaudited condensed consolidated statements of operations of Triad for the three months and six months ended June 30, 2008 and 2007 and statements of cash flows of Triad for the six months ended June 30, 2008 and 2007 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.
(b) Pro forma financial information.
The unaudited pro forma combined condensed balance sheet of LTFS and Triad at June 30, 2008 and the unaudited pro forma combined condensed statement of operations of LTFS and Triad for the six months ended June 30, 2008 and the unaudited pro forma combined condensed statement of operations of LTFS, Triad and Investacorp, Inc. and related companies for the year ended December 31, 2007 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.
(d) Exhibits

Exhibit Number	Description

23.1	Consent of Tauber & Balser, P.C.

99.1	Audited consolidated statements of financial condition of Triad at December 31, 2007 and the audited consolidated statement of operations, statement of changes in shareholders’ equity and statement of cash flows of Triad for the year ended December 31, 2007

99.2	Condensed consolidated statements of financial condition of Triad at June 30, 2008 (unaudited) and December 31, 2007 and the unaudited condensed consolidated statements of operations of Triad for the three months and six months ended June 30, 2008 and 2007 and statements of cash flows of Triad for the six months ended June 30, 2008 and 2007

99.3	Unaudited pro forma combined condensed balance sheet of LTFS and Triad at June 30, 2008 and the unaudited pro forma combined condensed statement of operations of LTFS and Triad for the six months ended June 30, 2008 and the unaudited pro forma combined condensed statement of operations of LTFS, Triad and Investacorp, Inc. and related companies for the year ended December 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 29, 2008

LADENBURG THALMANN FINANCIAL SERVICES INC.

By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Vice President and Chief Financial Officer